UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 30, 2007

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Initial Depositor

(Exact name of Registrant as specified in its charter)

B2B Internet HOLDRS (SM) Trust

[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-14802 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)

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250 Vesey Street

New York, New York 10281

(Address of principal executive offices and zip code)

(212) 449-1000

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective August 16, 2007, Verticalnet, Inc. (NASDAQ ticker “VERT” and CUSIP 92532L305), an underlying constituent of the B2B Internet HOLDRS Trust, began trading under the ticker symbol “VERTD” and CUSIP 92532L404. Also effective August 16, 2007, creations of B2B Internet HOLDRS require 0.01071428571 shares of Verticalnet, Inc. per round lot of 100 B2B Internet HOLDRS due to the 1 for 8 reverse stock split of Verticalnet Inc.

Effective September 14, 2007, Verticalnet, Inc. (NASDAQ ticker “VERTD”), an underlying constituent of the B2B Internet HOLDRS Trust, changed its ticker symbol back to “VERT”.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	B2B Internet HOLDRS Trust Prospectus Supplement dated September 30, 2007 to Prospectus dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

Date: November 14, 2007	By:	/s/ Satyanarayan R. Chada
	Name:	Satyanarayan R. Chada
	Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	B2B Internet HOLDRS Trust Prospectus Supplement dated September 30, 2007 to Prospectus dated August 15, 2007.

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